PROMISSORY NOTE

$185,000                                                          July 1, 1999

         FOR VALUE RECEIVED, Reliable-West Tech, Inc. (the " Company"), with offices at 750 Shames Drive, Westbury, New York, 11590, promises to pay to the order of Rajendra A. Shukla (the "Holder"), at 1 Pell Farm Road, Saddle River, New Jersey 07458, or any such other address as may be designated by the holder of this Note, the principal sum of One Hundred Eighty Five Thousand Dollars ($185,000) (the "Principal Sum"), together with interest thereon at the rate hereinafter provided, in accordance with the following:

         1. Interest. Commencing as of the date hereof and continuing until the sixth anniversary hereof (the "Maturity Date"), the unpaid Principal Sum shall bear interest at an annual rate (the "Interest Rate") equal to Seven Percent (7 %).

The Company shall pay to the Holder seventy two (72) equal consecutive monthly installments of principal and interest in the amount of Three Thousand One Hundred Fifty Four and 7/100 Dollars ($3,154.07), with the first such installment due on August 1, 1999.The unpaid principal balance, and all accrued but unpaid interest thereon shall be due and payable on the Maturity Date.

         3. Default Interest. Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at an annual rate equal to the lesser of twelve percent (12%) or the highest rate legally permissible.

         4. Application and Place of Payments. All payments made on account of this Note shall be applied first to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds.

         5. Prepayment. The Company may prepay the Principal Sum in whole or in part at any time or times without premium or penalty.

         6. Adjustments to Principal Balance and Remaining Installments. In accordance with, Section 7.2 of the Asset Purchase Agreement between the Company and the Holder of even date herewith (the "Asset Purchase Agreement"), the Company shall have the right to immediately reduce the Principal Sum.Upon such reduction, the payments due hereunder shall be adjusted so that the present value as of the date hereof (using the Interest Rate as the discount rate) of the payments made through the date of such reduction, plus the present value of the remaining payments to be made is equal to the present value of the payments that would have been made hereunder if the Principal Sum had originally been such reduced amount.

         7. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note and upon the occurrence of an Event of Default the entire unpaid Principal Sum shall, at the option of the Holder, become immediately due and payable:

                  (a) The failure of the Company to pay any installment due hereunder within fifteen (15) days after receipt of written notice thereof from the Holder; or

                  (b) Entry of a decree or order by a court adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee, (or other similar official) of the Company or of any substantial part of its properties, or ordering the winding up or liquidation of its affairs; or

                  (c) The Company shall: (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Company or any of its properties or assets; (ii) admit in writing its inability to pay its debts as they mature; (iii) make a general assignment for the benefit of creditors; or
(iv) file a voluntary petition in bankruptcy or have a bankruptcy proceeding brought against it and such involuntary proceeding is not dismissed within fifteen (15) days of its commencement; or

                  (d) The termination of the employment of Rajendra A Shukla by the Company for a reason other than death, disability or "For Cause" as such term is defined in the Employment Agreement between the Company and Shukla of even date herewith, or the failure of the Company to renew the term of the Employment Agreement at such time when Shukla is willing to continue to provide his services in accordance with the terms thereof.

         8. Remedies. Upon the occurrence of an Event of Default, the Holder shall have all of the rights, powers, and remedies available under the terms of this Note and all applicable laws. The Company hereby waives presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note.

         9. Notices. Any notice, request, or demand to or upon the Company or the Holder shall be deemed to have been properly given or made when delivered
(i) by certified first class mail, return receipt requested or (ii) by overnight service or (iii) by telecopier followed by first class mail sent on the same day as the telecopy to the addresses set forth on the first page hereof. All notices shall be deemed to be given and received one day after they have been sent out as provided for herein.

         10. Miscellaneous Each right, power and remedy of the Holder as provided for in this Note or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or now or hereafter existing under any applicable law. No failure or delay by the Holder to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or to exercise any right, power or remedy upon a breach thereof shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Holder from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Holder shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

         11.  Governing  Law. The  provisions  of this Note shall be  construed,
interpreted   and  enforced  in  accordance  with  the  laws  of  the  State  of
Connecticut.

         12. Waiver of Trial by Jury. The Company hereby waives the right to a trial by jury in any action or proceeding on or related to this Note and does further expressly waive any and every right to interpose any counterclaim in any such action or proceeding. This waiver is knowingly, willingly and voluntarily made by the Company.

         13. Expenses. The Company promises to pay the Holder on demand by the Holder all costs and expenses incurred by the Holder in connection with the collection and enforcement of this Note, including without limitation, all reasonable attorneys' fees and expenses and all court costs.

         14. Partial Invalidity. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

         15. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

         16. Capitalized Terms. Capitalized Terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement between the Company and the Holder of even date herewith.

                                                  RELIABLE-WEST TECH, INC.

                                       By:
                                                    MANDEL SHERMAN, President